The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2026

Royce Smaller-Companies Growth Fund

(to be renamed Royce Small-Cap Growth Fund effective September 30, 2026)

The Board of Trustees of The Royce Fund has approved name and investment policy changes for Royce Smaller-Companies Growth Fund, such changes to become effective as of September 30, 2026.

The operations of the Fund will not change except as specifically described below.

ROYCE SMALLER-COMPANIES GROWTH FUND

Royce Smaller-Companies Growth Fund will be renamed Royce Small-Cap Growth Fund effective September 30, 2026.

Principal Investment Strategy

Effective September 30, 2026, all information in this section is deleted in its entirety and replaced with the following:

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes have above-average growth prospects. Royce also considers the extent to which such companies are trading below its estimate of their current worth and/or have the potential for higher internal rates of return or improved profit margins. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. The Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

Effective September 30, 2026, the second paragraph in this section is deleted in its entirety and replaced with the following:

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

July 15, 2026

RVP-ISI-2026